UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 15, 2019
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
614 Chapala Street
Santa Barbara, California 93101
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Sonos, Inc. (the “Company”), which was called to order and adjourned on February 27, 2019, was reconvened and concluded on March 15, 2019 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 73,142,946 shares of common stock, or approximately 72.80% of the total outstanding shares eligible to be voted. The holders present voted on the three proposals presented at the Annual Meeting as follows.

Proposal One — Election of Directors
The Company’s stockholders approved the election of three Class I directors to the Company’s Board of Directors (“Board”), for three year terms or until their respective successors shall be elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert Bach	55,716,256	8,841,764	8,584,926
Karen Boone	63,173,756	1,384,264	8,584,926
John Maeda	63,151,687	1,406,333	8,584,926

Proposal Two — Ratification of Appointment of Independent Registered Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending September 28, 2019 by the following votes:

Votes For	Votes Against	Abstentions
72,562,034	209,210	371,702

Proposal Three — Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation
The Company’s stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
64,387,374	84,255	47,384	39,007	8,584,926

Based on these results and consistent with the Board’s recommendation, the Board has determined that the Company will conduct future advisory votes regarding the compensation to be paid by the Company to its named executive officers once every year. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is expected to be held at the Company’s 2025 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: March 15, 2019	By:	/s/ Edward Lazarus
Edward Lazarus
Chief Legal Officer and Corporate Secretary